UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2024

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Joint Venture Agreement

On January 22, 2024, Oramed Pharmaceuticals Inc., a Delaware corporation (“Oramed”) and its wholly-owned subsidiary, Oramed Ltd., entered into a Joint Venture Agreement (the “JV Agreement”) with Hefei Tianhui Biotech Co., Ltd. (“HTIT Biotech”) and Technowl Limited, a wholly-owned indirect subsidiary of HTIT Biotech (“HTIT Sub,” and together with HTIT Biotech, “HTIT”), pursuant to which, subject to the terms and conditions set forth in the JV Agreement, the parties will establish a joint venture (“JV”) based on Oramed’s oral drug delivery technology.

The JV will focus on the development and worldwide commercialization of innovative products based on Oramed's oral insulin and POD™ (Protein Oral Delivery) pipeline and HTIT's manufacturing capabilities and technologies. The parties intend for the JV to initiate a Phase 3 oral insulin trial in the United States.

Oramed and HTIT will initially hold equal shares in the JV, with each owning 50% of the equity. The Board of Directors will initially consist of equal representation from HTIT and Oramed. HTIT will contribute to the JV $70 million in cash, while Oramed will contribute $20 million (comprised of $10 million in cash and $10 million in shares of Oramed common stock that will be subject to certain registration rights) and will transfer intellectual property related to its oral insulin and POD™ technology, as well as other assets in the Oramed pipeline. HTIT will have an option to invest additional funds into the JV up to an aggregate amount of $20 million, thereby increasing its equity holdings and board representation. Oramed will be entitled to receive a 3% royalty on gross revenues of the JV generated from Oramed related assets.

The consummation of the JV Agreement is subject to and contingent upon the parties entering into additional agreements within a three-month period, including an asset transfer agreement for the transfer of Oramed’s intellectual property to the JV, a commercial supply agreement for the manufacture and supply of products by HTIT to the JV, as well as other documents and agreements to regulate the relationship of the parties and the JV to be formed pursuant to the JV Agreement. There is no assurance that the parties will complete and sign these additional agreements within the agreed timeline or at all. If such agreements are not signed within the agreed timeframe, then either party may apply a 30-day extension, after which the JV Agreement may be terminated and voided by either party. Thereafter, the consummation of the JV transaction is further subject to the satisfaction or waiver of certain other closing conditions within a three-month period following the completion of the aforesaid ancillary agreements. If the closing conditions are not met within the agreed timeframe, then either party may apply a 30-day extension, after which the JV Agreement may be terminated and voided by either party.

In addition, completion of the transactions contemplated under the JV Agreement is subject to the satisfaction or waiver of customary and certain other closing conditions.

The foregoing description of the JV Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the JV Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this report in its entirety. The JV Agreement contains representations, warranties and covenants that the parties made in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions and include statements about the consummation of the JV and the other transactions and agreements contemplated by the JV Agreement. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in the Company’s other filings with the Securities and Exchange Commission, which factors are incorporated herein by reference and the following factors: risks associated with the Company’s ability to execute definitive documents in respect of and to close the transactions contemplated by the JV Agreement, in a timely manner or at all; the failure by one or more parties to satisfy conditions to completion of the transactions contemplated by the JV Agreement, including receipt of required approvals, or the failure to close such transactions for any other reason; the occurrence of any event, change or other circumstances that could give rise to the termination of the transactions contemplated by the JV Agreement or the definitive documentation relating thereto; the possibility that the transactions may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; or exposure to potential litigation in connection with the transactions, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward-looking statements. These forward-looking statements speak only as of the date hereof. Oramed undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect actual outcomes, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Joint Venture Agreement, dated January 22, 2024, among Oramed Pharmaceuticals Inc., Oramed Ltd., Hefei Tianhui Biotech Co., Ltd. and Technowl Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

January 23, 2024

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